Exhibit 99.1

2024 Financial Review Unaudited Andrew Winn CFO

Financial Highlights Fundraising (2025, As of Mar.4th) Taas Real Estate Cash Position $2.2 M Collected YTD - $1,358K Equity Rd 8 - $575K DPP Payoff - $226K 5yr def - $36K Unaccounted ITSQuest Revenue Increase ITSQuest 7% increase vs FY’2023 SheWorks! 9% revenue decrease vs FY’2023 Real Estate, B/S Improvement - As of Dec. 2024, We have mining rights $7.1M, $623k Eco Club. Cash Position (excl ITSQuest) $5.5M in Dec’23 $0.9M Dec’24 Cash Position Mar’25: about $1M

2024 Financial Summary (Unaudited) Revenue Gross Profit Revenue minus cost of sales 25% lower than Jan to Dec 2023 Cost of Sales EBIT Actual profit before taking working expenses into consideration, including NCI Net Loss Actual profit after taking working expenses into consideration, including NCI Vs Prior $808K $1.3M $505K $2.2M $3.2M Vs Prior Vs Prior Vs Prior Vs Prior $20.4M $4M $16.4M - $35.7M - $35.6M Revenue 2% lower than Jan to Dec 2023 Cost of Sales 5% higher than Jan to Dec 2023

2024 Income Statement Unaudited Variance (%) Variance ($) 2023 2024 P&L (in Thds) 158% 20 13 33 SaaS Revenue 5% 984 19,425 20,409 Staffing Revenue - 100% - 1,510 1,512 3 Unicorn Revenue - 2% - $505 $20,950 $20,445 Total Revenue 5% $808 $15,606 $16,414 Total Cost of Sales - 25% - $1,313 $5,344 $4,031 Gross Profit - 37% - 13,768 37,166 23,398 G&A 133% 8,017 6,010 14,026 Sales & Marketing 579% 11 2 13 Research & Development - 22% - 119 534 415 Operations Support - 13% $5,858 $44,076 $38,218 Total Opex before Depreciation & Amortization - 12% $4,546 - $38,367 - $33,820 Income (Loss) from Operations

2024 Income Statement Unaudited Top Cash Expenses Variance (%) Variance ($) 2023 2024 P&L (in Thds) 5% $808 $15,606 $16,414 Cost of Sales 12% 1087 9,010 10,096 CoS - Government - 7% - 181 2,482 2,301 CoS - Light Industrial 6% 107 1,842 1,948 CoS - TaaS Remote Talent - 37% - $13,768 $37,166 $23,398 General & Administration - 1% - 35 3,736 3,702 EE - Salary & Benefits Expenses 231% 1,943 841 2,784 Legal Fees Expenses - 15% - 341 2,282 1,941 Accounting & Tax Expenses 133% $8,017 $6,010 $14,026 Sales & Marketing 95% 1,325 1,397 2,722 Advertising/Marketing/ Sponsorships Expenses 4% 26 713 739 Contractor Expenses 100% 215 0 215 Government/Professional Services & Fees

2024 Balance Sheet Summary (Unaudited) Total Assets Total Liabilities Non Current Assets Non Current Liabilities Unicoin Rights Financing obligations increase by $32.4M Total Liabilities & Equity Vs Prior $7.17M $34.73M $1.38M $32.25M $1.38M Vs Prior Vs Prior Vs Prior Vs Prior $33.4M $129.7M $27.6M $118M $33.4M Total Assets: $7.8M Asset Swaps offset by reduction of Curr. Assets $3.9M Cash Equity Contract: $7.8M Asset Swaps offset by net change $463K Equity privately - held companies & $270K Intangible Amortization Total Liabilities: Current Liabilities increase by $2.5M, LT increases by $32.25M Unicoin Rights Obligations Equity: - $96.3M

2024 Consolidated Balance Sheet Unaudited (in Thousands, unaudited) Variance (%) Variance ($) 12.31.2023 12.31.2024 Assets - 60% - 3,864 6,462 2,598 Cash & Cash Equivalent - 45% - 1,720 3,841 2,122 Accounts Receivable - 16% - 207 1,263 1,056 Other Current Assets - 50% - $5,790 $11,566 $5,776 Total Current Assets 21936% 7,775 35 7,811 Fixed Assets - 4% - 270 6,554 6,284 Goodwill & Intangibles - 2% - 335 13,876 13,541 Other Assets 35% $7,171 $20,465 $27,636 Total Non current Assets 4% $1,380 $32,031 $33,412 Total Assets Liabilities and Equity 175% 1,436 819 2,255 Accounts Payable 12% 1,043 8,455 9,498 Other Current Liabilities 27% $2,479 $9,274 $11,753 Total Current Liabilities 38% 32,253 85,703 117,956 LT Liabilities 37% $34,732 $94,977 $129,710 Total Liabilities 53% - $33,352 - $62,946 - $96,298 Total Equity 4% $1,380 $32,031 $33,412 Total Liabilities & Equity

2024 Cash Flow Summary (Unaudited) Beginning Cash Bal. Financing Activities Ending Cash Bal. Cash From Operating Net cash used in operating activities Investing Activities Vs Prior $3.9M $13.3M $4.9M $3.5M $1M Vs Prior Vs Prior Vs Prior Vs Prior $6.5M $34.6M $2.6M - $31.3M - $7.2M Cash Balance as of 01.01.24 Cash Balance at the end of the period higher than prior year Proceeds from sales of Unicoin Rights Net cash from investing activities

Cash Flow Statement Unaudited QoQ % QoQ $ 2023 2024 All figures in USD thousands Operating Activities - 8% $3,198 - $38,805 - $35,607 Net Earnings/Loss Adjustments to Net Income - 75% - 5,180 6,899 1,720 Accounts Receivable - 128% 958 - 751 207 Other Current Asset - 207% 2,741 - 1,323 1,418 Accounts Payable - 227% 1,771 - 780 991 Other Current Liabilities 7% $290 $4,046 $4,336 Total Adjustment to Net Income - 10% $3,488 - $34,759 - $31,271 Total Operating Activities Investing Activities - 73557% - 7,786 10.59 - 7,775 Fixed Asset - 107% 8,820 - 8,215 605 Other Asset - 13% $1,034 - $8,204 - $7,171 Total Investing Activities Financing Activities - 31% - 14,836 47,159 32,323 Long Term Liabilities 203% 1,510 $745 2,255 Other Equity - 28% - $13,326 $47,903 $34,577 Total Financing Activities - 178% - $8,804 $4,940 - $3,864 Net Change in Cash for Period 325% $4,940 $1,522 $6,462 Cash at Beginning of Period - 60% - $3,864 $6,462 $2,598 Cash at End of Period 2024 Cash Flow Statement Unaudited (in Thousands, unaudited)